October 30, 2001


Dear Shareholder:

     On behalf of the Board of Directors, I invite you to attend the Annual Meeting of Shareholders of Universal Insurance Holdings, Inc. ("Company"). The Annual Meeting will be held at 10:00 a.m. Eastern Standard Time on Monday, November 19, 2001 at the executive offices of the Company, 2875 N.E. 191st Street, Suite 300, Miami, Florida 33180.

     The shareholders will be asked to vote on one proposal at the Annual Meeting, the reelection of five directors of the Company to hold office until the 2002 annual meeting or until their successors have been elected and qualified. The Board of Directors unanimously recommends that the Company's shareholders vote for the reelection of all five current directors of the Company.

     Your vote is very important, regardless of the number of shares you own. Please sign and return each proxy card that you receive in the enclosed postage-paid envelope, provided for your convenience. The return of your proxy card will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting. We look forward to seeing you on November 19.


                                          Sincerely,

                                          /s/ Bradley I. Meier

                                          Bradley I. Meier
                                          President






     2875 N.E. 191st Street, Suite 300, Miami, Florida 33180 (305) 792-4200

                       UNIVERSAL INSURANCE HOLDINGS, Inc.
                        2875 N.E. 191st Street, Suite 300
                              Miami, Florida 33180


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 19, 2001

     The Annual Meeting of Shareholders ("Annual Meeting") of Universal Insurance Holdings, Inc., a Delaware corporation ("Company"), will be held at 10:00 a.m. Eastern Standard Time on Monday, November 19, 2001 at the executive offices of the Company, 2875 N.E. 191st Street, Suite 300, Miami, Florida 33180, for the following purposes: (1) To elect five directors, each to hold office until the 2002 annual meeting or until their successors have been elected and qualified and (2) to consider and act upon any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.

     By resolution of the Board of Directors, only shareholders of record as of the close of business on October 22, 2001 are entitled to notice of and to vote at the Annual Meeting. A complete list of shareholders of record of the Company as of October 22, 2001 will be available for examination by any shareholder for any purpose germane to the Annual Meeting during ordinary business hours for the ten (10) day period prior to the Annual Meeting. Such list of shareholders will be available at the executive offices of the Company, 2875 N.E. 191st Street, Suite 300, Miami, Florida 33180.

     It is important that your shares be represented at the Annual Meeting. Whether or not you expect to be present, please fill in, date, sign and return the enclosed proxy form in the accompanying addressed, postage-prepaid envelope. If you attend the meeting, you may revoke your proxy and vote in person.

     In the event that there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies by the Company.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Irwin L. Kellner
                                    ----------------------------------
                                    Irwin L. Kellner
                                    Secretary


Miami, Florida
October 30, 2001

     WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AT THE MEETING AND VOTE IN PERSON.

                       UNIVERSAL INSURANCE HOLDINGS, Inc.
                        2875 N.E. 191st Street, Suite 300
                              Miami, Florida 33180


                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors ("Board") of Universal Insurance Holdings, Inc., a Delaware corporation ("Company"), of proxies to be voted at the Annual Meeting of Shareholders of the Company ("Annual Meeting"), to be held at the executive offices of the Company, 2875 N.E. 191st Street, Suite 300, Miami, Florida 33180, on Monday, November 19, 2001 at 10:00 a.m., Eastern Standard Time, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

     A copy of the Annual Report of the Company for its fiscal year ended December 31, 2000 is included. This Proxy Statement, Notice of Annual Meeting, accompanying proxy card, and Annual Report are first expected to be mailed to shareholders on or about October 30, 2001.

              INFORMATION RELATING TO VOTING AT THE ANNUAL MEETING

     The close of business on October 22, 2001 has been fixed by the Board as the record date ("Record Date") for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Therefore, only shareholders of record as of the close of business on October 22, 2001 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof. The securities to be voted at the Annual Meeting consist of (i) shares of common stock of the Company, $0.01 par value per share ("Common Stock"), with each share entitling its record owner to one vote, (ii) shares of Series M Preferred Stock of the Company, $0.01 par value per share ("Series M Preferred Stock"), with each share entitling its record owner to one vote and (iii) shares of Series A Preferred Stock of the Company, $0.01 par value per share ("Series A Preferred Stock"), with each share entitling its record owner to one vote.(1) The holders of Series M Preferred Stock, voting separately as a series, are entitled to elect two directors. The holders of Common Stock, the holders of Series M Preferred Stock and the holders of Series A Preferred Stock, voting together as one class, are entitled to elect the remaining directors.

     If the accompanying proxy card is properly signed, returned to the Company in time to be voted at the Annual Meeting, and not revoked, the shares represented by such card will be voted in accordance with the instructions contained on such card. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote FOR the slate of nominees proposed by the Board. If any other matters properly come before the Annual Meeting, the persons named as proxy holders will vote upon such matters as determined by a majority of the Board. Each shareholder may revoke a previously granted proxy at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.






----------

(1)On October 29, 2001, the voting rights for Series A Preferred Stock were amended from ten votes per share to one vote per share in consideration of the issuance of warrants to Series A Preferred Stock shareholders to purchase 100,000 shares of Common Stock at an exercise price of $1.00 per share, distributed in proportion to such shareholders beneficial ownership of Series A Preferred Stock.

--------------------------------------------------------------------------------
                                                                 Amount of Votes
                         Number of Record    Number of Shares     Entitled to be
                             Holders           Outstanding             Cast
                              as of the      as of the Record        as of the
Class of Voting Stock     Record Date              Date             Record Date
--------------------------------------------------------------------------------
Common Stock                    38              17,794,584           17,794,584
--------------------------------------------------------------------------------
Series M Preferred Stock        4                 88,690                88,690
--------------------------------------------------------------------------------
Series A Preferred Stock        3                 49,950                49,950
--------------------------------------------------------------------------------

     The Company had no other class of voting securities outstanding on the Record Date.

     The presence, in person or by proxy of at least a majority of the total number of outstanding shares of the Series M Preferred Stock entitled vote at the Annual Meeting for those matters where a separate vote of the Series M Preferred Stock is required, and of at least a majority of the total number of outstanding shares of the Common Stock, Series M Preferred Stock and Series A Preferred Stock entitled to vote at the Annual Meeting for those matters where the Common Stock, Series M Preferred Stock and Series A Preferred Stock, voting together as a class, is required, is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the Annual Meeting, a majority of the shares so represented may vote to adjourn the Annual Meeting from time to time without further notice. If a quorum is present, the affirmative vote of a majority of the votes actually cast at the meeting, whether in person or by proxy, is necessary to elect the nominees for directors. There is no cumulative voting in the election of directors. With respect to any other matter properly brought before the Annual Meeting, or any adjournment of the Annual Meeting, the vote required for approval shall be the affirmative vote of a majority of the total number of votes that those present at the Annual Meeting, in person or by proxy, are entitled to cast.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Under Delaware law, shares represented at the Annual Meeting (either by properly executed proxy or in person) that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions as to any proposal will have the same effect as votes against the proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of such proposals (and therefore will reduce the absolute number although not the percentage of votes needed for approval) and will not be counted as votes for or against the proposals.

     A shareholder may revoke his or her proxy at any time prior to its exercise by (i) filing with Irwin L. Kellner, Secretary, Universal Insurance Holdings, Inc., 2875 N.E. 191st Street, Suite 300, Miami, Florida 33180, written notice thereof, (ii) submitting a duly executed proxy bearing a later date, or
(iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Unless previously revoked or otherwise instructed thereon, proxies will be voted at the Annual Meeting on the proposals as described above.

     The Company will bear the cost of soliciting proxies in the enclosed form. Officers and regular employees of the Company may solicit proxies by a further mailing or personal conversations or via telephone or facsimile, provided that they do not receive compensation for doing so. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                                   PROPOSAL
                            ELECTION OF DIRECTORS

    The Board has the ultimate authority for the management of the Company's business, objectives, and operations. It selects the Company's executive officers, delegates responsibilities for the conduct of the Company's day-to-day operations to those officers, and monitors the performance of the officers.

    The Board held four meetings during 2000. Each director attended 75 percent or more of the aggregate number of Board meetings during 2000. The Board has not established an Audit Committee, a Nominating Committee nor a Compensation Committee.

    Directors receive no compensation for serving on the Board, except for the receipt of stock options and the reimbursement of reasonable expenses incurred in attending meetings. Officers are elected annually by the Board and serve at the discretion of the Board. The Company has entered into indemnification agreements with its executive officers and directors pursuant to which the Company has agreed to indemnify such individuals, to the fullest extent permitted by law, for claims made against them in connection with their positions as officers, directors or agents of the Company.

    The Board has nominated Bradley I. Meier, Norman M. Meier, Irwin L. Kellner, Reed J. Slogoff and Joel M. Wilentz for reelection to the Board to serve as directors until the 2002 annual meeting or until their successors are duly elected and qualified. The nominees have consented to be named and have indicated their intent to serve if elected. The Board has no reason to believe that the nominees will be unavailable or that any other vacancy on the Board will occur. If any nominee becomes unavailable for any reason, or if any other vacancy in the class of directors to be elected at the Annual Meeting should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board to replace the nominee or to fill such other vacancy on the Board.

    The holders of Series M Preferred Stock, voting separately as a series, are entitled to elect directors to fill the seats currently held by Bradley I. Meier and Norman M. Meier, both of whom the Board recommends for reelection; such directors shall be elected by a majority of votes in the affirmative of the Series M Preferred Stock shares cast at the Annual Meeting. The holders of Common Stock, the holders of Series M Preferred Stock and the holders of Series A Preferred Stock voting together as one class, are entitled to elect directors to fill the seats currently held by Irwin L. Kellner, Reed J. Slogoff and Joel
M. Wilentz, all of whom the Board recommends for reelection; such directors shall be elected by a majority of votes in the affirmative of the Common Stock shares, Series M Preferred Stock shares and Series A Preferred Stock shares, voting together as a class, cast at the Annual Meeting. If elected, all nominees are expected to serve until the 2002 annual meeting or until their successors are duly elected and qualified.

    THE BOARD RECOMMENDS THAT THE NOMINEES DESCRIBED BELOW BE ELECTED AS DIRECTORS TO SERVE UNTIL THE 2002 ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.


---------------------------------------------------------------------------------------

 Name (Age)                                                                   First Year
 Position                          Business Experience                       as Director
with Company                                                                    (Term
                                                                                Expires)
---------------------------------------------------------------------------------------
Bradley I.     Bradley  I.  Meier  has  been  President,   Chief  Executive      1990
Meier          Officer and a Director of the  Company  since its  inception     (2001)
(33)           in November  1990.  He has served as  President of Universal
President      Property  &  Casualty   Insurance   Company   ("UPCIC"),   a
and            wholly-owned  subsidiary of the Company, since its formation
Director       in  April  1997.  In  1990,  Mr.  Meier  graduated  from the
Nominee        Wharton School of Business with a B.S. in Economics.
---------------------------------------------------------------------------------------
Norman M.      Norman M. Meier has been a  Director  of the  Company  since      1992
Meier (62)     July 1992.  From  December  1986 until  November  1999,  Mr.     (2001)
Director       Meier was President,  Chief Executive Officer and a Director
Nominee        of   Columbia   Laboratories,    Inc.,   a   publicly-traded
               corporation in the  pharmaceuticals  business.  From 1971 to
               1977,  Mr. Meier was Vice  President of Sales and  Marketing
               for Key Pharmaceuticals  ("Key").  From 1977 until 1986, Mr.
               Meier served as a consultant to Key.
---------------------------------------------------------------------------------------
Irwin L.       Irwin L.  Kellner has been a Director  of the Company  since      1997
Kellner        March 1997.  Since 1997,  Dr.  Kellner has been the Augustus     (2001)
(63)           B.  Weller  Distinguished  Chair  of  Economics  at  Hofstra
Secretary,     University,  author of Hofstra University's Economic Report,
Treasurer      and Chief  Economist  for CBS  MarketWatch,  an  interactive
and Director   financial  news website.  Since  February  2001, Dr. Kellner
Nominee        has   served  as  chief   economist   for  North  Fork  Bank
               Corporation.  From 1997 to 1998,  Dr.  Kellner  worked as an
               independent   consultant.   From  1996  through  1997,   Dr.
               Kellner  was  the  Chief  Economist  for  Chase  Manhattan's
               Regional  Bank, and held the same position from 1980 to 1996
               at   Chemical   Bank  and   Manufacturers   Hanover   Trust,
               predecessors to Chase.  Dr. Kellner had been employed by the bank since  1970.  Dr.  Kellner is a member of the boards of several  organizations,  including  Claire's  Stores,  Inc.,
               DataTreasury  Corporation,  FreeTrek.com Inc., International
               Bioimmune  Systems,  and the North Shore Health System,  and
               serves  on  the  New  York  State   Comptroller's   Economic
               Advisory  Committee.  Dr. Kellner is a past president of the
               Forecasters  Club of New York  and the New York  Association
               of   Business   Economists.   He  is  a  member  of  several
               professional  associations,  including the American Economic
               Association,   American  Statistical   Association  and  the
               National Association of Business Economists.
---------------------------------------------------------------------------------------
Reed J.        Reed J.  Slogoff has been a Director  of the  Company  since      1997
Slogoff        March  1997.  Since  December  1998,  Mr.  Slogoff  has been     (2001)
(33)           Associate  Counsel  to  Entercom   Communications  Corp.,  a
Director       publicly-traded  radio broadcasting  company.  From December
Nominee        1995 until  December  1998,  Mr. Slogoff was a member of the corporate  and  securities  department  in the  Philadelphia office of the law firm Dilworth,  Paxson,  Kalish & Kaufmann
               LLP.  Mr.  Slogoff  was an  associate  with  the law firm of
               Harvey,  Pennington,  Herding  &  Dennison  in  Philadelphia
               following  his  graduation  from law  school  until  January
               1996.  Mr.  Slogoff  received a B.A.  with  honors  from the
               University  of  Pennsylvania  in 1990,  and a J.D.  from the
               University of Miami School of Law in 1993.
---------------------------------------------------------------------------------------
Joel M.        Joel M.  Wilentz has been a Director of the Company  since        1997
Wilentz        March 1997.  Dr.  Wilentz is one of the  founding  members       (2001)
(67)           of  Dermatology  Associates  in Florida,  founded in 1970.
Director       He is a member of the  boards of the  Neurological  Injury
Nominee        Compensation  Associate  for Florida,  the Broward  County
               Florida Medical  Association,  and the American Arm of the
               Israeli  Emergency  Medical  Service for the  southeastern
               USA,  of  which he is also  President.  Dr.  Wilentz  is a past  member  of  the  Board  of  Overseers  of  the  Nova
               Southeastern University School of Pharmacy.
---------------------------------------------------------------------------------------

     Norman M. Meier and Bradley I. Meier are father and son, respectively, and Irwin L. Kellner and Norman M. Meier are first cousins. There are no other family relationships among the Company's executive officers and directors.

                                 STOCK OWNERSHIP

OWNERSHIP OF EQUITY AND VOTING SECURITIES BY DIRECTORS AND OFFICERS

SERIES M PREFERRED STOCK:

     The following table reflects shares of Series M Preferred Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) as of October 22, 2001 by each director of the Company, each of the executive officers named in the Summary Compensation Table, and the current directors and executive officers of the Company as a group.


--------------------------------------------------------------------------------
       Name and Address                Amount and Nature             Percent of
    of Beneficial Owner(1)          of Beneficial Ownership             Class
--------------------------------------------------------------------------------
Bradley I. Meier*(2)                         48,890                     55.1%
c/o Universal Insurance Holdings, Inc.
2875 N.E.191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
Norman M. Meier*(3)                          53,000                     59.8%
c/o Universal Insurance Holdings, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
Directors and Executive Officers as a        86,890                     98.0%
group (2 persons)(4)
--------------------------------------------------------------------------------
____________________
*     Director and Nominee.

(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Series M Preferred Stock of the Company specified opposite his name.

(2) Consists of (i) 33,890 shares of Series M Preferred Stock and (ii) 15,000 shares of Series M Preferred Stock beneficially owned by Belmer, of which Mr. Meier is a general partner. Excludes all shares of Series M Preferred Stock owned by Norman M. Meier and Phylis R. Meier, Mr. Meier's father and mother, respectively, as to which Mr. Meier disclaims beneficial ownership. Mr. Meier is the President, Chief Executive Officer and a Director of the Company.

(3) Consists of (i) 38,000 shares of Series M Preferred Stock and (ii) 15,000 shares of Series M Preferred Stock beneficially owned by Belmer Partners, a Florida general partnership ("Belmer"), of which Mr. Meier is a general partner. Excludes all shares of Series M Preferred Stock owned by Bradley I. Meier and Phylis R. Meier, Mr. Meier's son and former spouse, respectively, as to which Mr. Meier disclaims beneficial ownership.

(4)   See footnotes (1)-(3) above.

COMMON STOCK:

     The following table reflects shares of Common Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and

Exchange Commission) as of October 22, 2001 by each director of the Company, each of the executive officers named in the Summary Compensation Table, and the current directors and executive officers of the Company as a group.

--------------------------------------------------------------------------------
       Name and Address                Amount and Nature
    of Beneficial Owner(1)         of Beneficial Ownership(2)      Percent of
--------------------------------------------------------------------------------
Bradley I. Meier*(3)                       5,543,544                 31.2%
c/o Universal Insurance Holdings, Inc.
2875 N.E.191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
Norman M. Meier*(4)                        2,620,654                 14.7%
c/o Universal Insurance Holdings, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
Irwin L. Kellner*(5)                        220,000                   1.2%
c/o Universal Insurance Holdings, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
Reed J. Slogoff*(6)                         220,000                   1.2%
c/o Universal Insurance Holdings, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
Joel M. Wilentz*(7)                         220,000                   1.2%
c/o Universal Insurance Holdings, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
James Lynch (8)                              75,000                   0.4%
c/o Universal Insurance Holdings, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
Thomas M. Modica (9)                         75,000                   0.4%
c/o Universal Insurance Holdings, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
Directors and Executive Officers           8,642,437                 48.6%
as a group (7 persons)(10)
--------------------------------------------------------------------------------
____________________
*     Director and Nominee.

(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Common Stock of the Company specified opposite his name.

(2) A person is deemed to be the beneficial owner of Common Stock that can be acquired by such person within 60 days of the date hereof upon the exercise of warrants or stock options or conversion of Series A Preferred Stock, Series M Preferred Stock or convertible debt. Except as otherwise specified, each beneficial owner's percentage ownership is determined by assuming that warrants, stock options, Series A Preferred Stock, Series M Preferred Stock and convertible debt that is held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days from the date hereof, have been exercised or converted.

(3)   Consists  of (i) (a)  972,829  shares of Common  Stock,  (b)  options to purchase 1,875 shares of Common Stock at an exercise price of $9.00, options to purchase 1,875 shares of Common Stock at an exercise price of $12.50, ten-year options to purchase 90,000 shares at an exercise price of $2.88 as to 45,000 shares and $3.88 as to the remaining 45,000 shares granted pursuant to Mr. Meier's employment agreement, options to purchase 90,000 shares at an exercise price of $1.13 per share and options to purchase 500,000 shares at $1.25 per share, (c) warrants to purchase 15,429 shares of Common Stock at an exercise price of $1.75, warrants to purchase 339,959 shares at an exercise price of $3.00 per share, warrants to purchase 82,000 shares of Common Stock at $1.00 and warrants to purchase 131,700 shares of Common Stock at a price of $.75 per share, (d) 169,450 shares of Common Stock issuable upon conversion of Series M Preferred Stock, (e) options to purchase 250,000 shares of Common Stock at $1.06 per share which vested on November 2, 1997, (f) options to purchase 500,000 shares of Common Stock at $1.06 per share which vested on May 1, 1997 granted pursuant to Mr. Meier's employment agreement, options to purchase 500,000 shares of Common Stock at $1.06 per share which vested on May 1, 1998 granted pursuant to Mr. Meier's employment agreement and options to purchase 500,000 shares of Common Stock at $1.06 per share which vested on May 1, 1999 granted pursuant to Mr. Meier's employment agreement, (g) options to purchase 250,000 shares of Common Stock at an exercise price of $1.63 per share, (h) options to purchase 150,000 shares of Common Stock at $1.25 per share which vested on December 23, 1999, and (ii) an aggregate of 331,761 shares of Common Stock (including shares of Common Stock issuable upon exercise of warrants and conversion of Series A and Series M Preferred Stock) beneficially owned by Belmer, of which Mr. Meier is a general partner. Excludes options to purchase 625,000 shares of Common Stock of TigerQuote.com Insurance & Financial Services Group, Inc., a wholly-owned subsidiary of the Company ("TigerQuote.com") at an exercise price of $.50 per share. Also excludes all securities owned by Norman M. Meier and Phylis R. Meier, Mr. Meier's father and mother, respectively, as to which Mr. Meier disclaims beneficial ownership. Includes 416,666 and 250,000 shares owned by Lynda Meier and Eric Meier, respectively, Mr. Meier's sister and brother, respectively, which shares are subject to proxies granting voting rights for such shares to Bradley I. Meier. Mr. Meier is the President, Chief Executive Officer and a Director of the Company.

(4)   Consists  of (i) (a)  457,371  shares of Common  Stock,  (b)  options to purchase 3,750 shares of Common Stock at an exercise price of $12.50 per share, and options to purchase 3,750 shares of Common Stock at an exercise price of $9.00 per share and options to purchase 250,000 shares of Common Stock at an exercise price of $1.25, (c) warrants to purchase 3,082 shares of Common Stock at an exercise price of $22.00 per share, warrants to purchase 2,494 shares of Common Stock at an exercise price of $4.25 per share, warrants to purchase 28,538 shares of Common Stock at an exercise price of $1.50 per share, warrants to purchase 120,000 shares of Common Stock at an exercise price of $3.00 and warrants to purchase 129,970 shares of Common Stock at an exercise price of $1.00, (d) 214,938 shares of Common Stock issuable upon conversion of Series A and Series M Preferred Stock owned by such person, (e) options to purchase 500,000 shares of Common Stock at $1.06 per share which vested on November 2, 1997, (f) options to purchase 500,000 shares of Common Stock at an exercise price of $1.63 per share,
      (g) options to purchase 75,000 shares of Common Stock at an exercise price of $1.25 per share, and (ii) an aggregate of 331,761 shares of Common Stock (including shares of Common Stock issuable upon exercise of warrants and conversion of Series A and Series M Preferred Stock) beneficially owned by Belmer, of which Mr. Meier is a general partner. Excludes options to purchase 100,000 shares of Common Stock of TigerQuote.com at an exercise price of $.50 per share. Excludes all securities owned by Bradley I. Meier or Phylis Meier, Mr. Meier's son and former spouse, respectively, as to which Mr. Meier disclaims beneficial ownership.

(5) Consists of (i) options to purchase 100,000 shares of Common Stock at an exercise price of $1.06 per share, (ii) options to purchase 100,000 shares of Common Stock at an exercise price of $1.63 per share and
      (iii) options to purchase 20,000 shares of Common Stock at an exercise price of $1.25 per share. Excludes options to purchase 20,000 shares of Common Stock of TigerQuote.com at an exercise price of $.50 per share.

(6) Consists of options to purchase (i) 100,000 shares of Common Stock at an exercise price of $1.06 per share, (ii) options to purchase 100,000 shares of Common Stock at an exercise price of $1.63 per share, of which 50,000 are held in a custodial account for Mr. Slogoff's minor children, and (iii) options to purchase 20,000 shares of Common Stock at an exercise price of $1.25 per share. Excludes options to purchase 20,000 shares of Common Stock of TigerQuote.com at an exercise price of $.50 per share.

(7) Consists of (i) options to purchase 100,000 shares of Common Stock at an exercise price of $1.06 per share, (ii) options to purchase 100,000 shares of Common Stock at an exercise price of $1.63 per share and
      (iii) options to purchase 20,000 shares of Common Stock at an exercise price of $1.25 per share. Excludes options to purchase 20,000 shares of Common Stock of TigerQuote.com at an exercise price of $.50 per share.

(8) Consists of (i) options to purchase 50,000 shares of Common Stock at an exercise price of $1.87 per share, and (ii) options to purchase 25,000 shares of Common Stock at an exercise price of $1.25 per share. Excludes options to purchase 20,000 shares of Common Stock of TigerQuote.com at an exercise price of $.50 per share. Mr. Lynch is Vice President and Chief Financial Officer of the Company.

(9) Consists of options to purchase 75,000 shares of Common Stock at an exercise price of $1.00 per share.

(10)  See footnotes (1) - (9) above.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

SERIES M PREFERRED STOCK:

       The following table sets forth information as to the beneficial ownership of each person known to the Company to beneficially own or exercise voting or dispositive control over 5% or more of the Company's outstanding Series M Preferred Stock as of October 22, 2001.

--------------------------------------------------------------------------------
       Name and Address                Amount and Nature           Percent of
     of Beneficial Owner(1)          of Beneficial Ownership         Class
--------------------------------------------------------------------------------
Phylis R. Meier(2)                           16,800                  18.9%
c/o Universal Insurance Holdings, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
Belmer Partners(3)                           15,000                  16.9%
c/o Phylis R. Meier
Managing General Partner
Universal Insurance Holdings, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
____________________
(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Series
      M Preferred Stock of the Company specified opposite her or its name.

(2) Consists of (i) 1,800 shares of Series M Preferred Stock and (ii) 15,000 shares of Series M Preferred Stock beneficially owned by Belmer, of which Ms. Meier is the managing general partner. Excludes all securities owned by Bradley I. Meier and Norman M. Meier, the son and former spouse of Ms. Meier, respectively, as to which Ms. Meier disclaims beneficial ownership.

(3) Belmer Partners is a Florida general partnership in which Phylis R. Meier is managing general partner and Bradley I. Meier and Norman M. Meier are general partners.

COMMON STOCK:

       The following table sets forth information as to the beneficial ownership of each person known to the Company to beneficially own or exercise voting or dispositive control over 5% or more of the Company's outstanding Common Stock as of October 22, 2001.

--------------------------------------------------------------------------------
       Name and Address                Amount and Nature          Percent of
     of Beneficial Owner(1)        of Beneficial Ownership(2)        Class
--------------------------------------------------------------------------------
Phylis R. Meier(3)                         1,076,456                  6.0%
c/o Universal Insurance Holdings, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
Belmer Partners(4)                          331,761                   1.9%
c/o Phylis R. Meier
Managing General Partner
Universal  Insurance  Holdings, Inc.
2875 N.E. 191st Street, Suite 300
Miami, Florida 33180
--------------------------------------------------------------------------------
____________________
(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Common Stock of the Company specified opposite her or its name.

(2) A person is deemed to be the beneficial owner of Common Stock that can be acquired by such person within 60 days of the date hereof upon the exercise of warrants or stock options or conversion of Series A Preferred Stock, Series M Preferred Stock or convertible debt. Except as otherwise specified, each beneficial owner's percentage ownership is determined by assuming that warrants, stock options, Series A Preferred Stock, Series M Preferred Stock and convertible debt that is held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days from the date hereof, have been exercised or converted.

(3) Consists of (i) (a) 333,792 shares of Common Stock, (b) 2,880 shares of Common Stock issuable upon conversion of related party debt, (c) warrants to purchase 374,085 shares of Common Stock, and (d) 33,938 shares of Common Stock issuable upon conversion of Series A and Series M Preferred Stock owned by Ms. Meier, and (ii) an aggregate of 331,761 shares of Common Stock (including shares of Common Stock issuable upon exercise of warrants and conversion of Series A and Series M Preferred Stock) beneficially owned by Belmer. Excludes all securities owned by Bradley I. Meier and Norman M. Meier, the son and former spouse of Ms. Meier, respectively, as to which Ms. Meier disclaims beneficial ownership. Ms. Meier is managing general partner of Belmer. Bradley
      I. Meier is President, Chief Executive Officer and a Director of the Company.

(4) Consists of 54,533 shares of Common Stock, 127,228 shares of Common Stock issuable upon exercise of warrants, and 150,000 shares of Common Stock issuable upon conversion of Series A and Series M Preferred Stock. Belmer Partners is a Florida general partnership in which Phylis R. Meier is managing general partner and Bradley I. Meier and Norman M. Meier are general partners.

                             EXECUTIVE COMPENSATION

      The tables and descriptive information set forth below are intended to comply with the Securities and Exchange Commission compensation disclosure requirements applicable to, among other reports and filings, annual reports on Form 10-KSB. This information is furnished with respect to the Company's executive officers who earned in excess of $100,000 during the fiscal year ended December 31, 2000.

                           Summary Compensation Table

                                   Annual Compensation    Long-Term Compensation

     Name and           Year Ended                         Securities Underlying
Principal Position      December 31,   Salary      Bonus             Options
------------------      ------------   ------     -----             -------

Bradley I. Meier           2000       $270,000       --             166,666(2)
President and CEO          1999       $257,800    $40,000            775,000
                           1998       $250,000    $66,215            250,000

James M. Lynch(1)          2000       $122,500    $10,000            20,000(2)
Vice  President and CFO    1999       $113,000    $15,000            45,000
                           1998       $ 42,917    $ 3,000            50,000

Thomas M. Modica(3)        2000       $ 98,958    $ 1,250           225,000

(1) Mr. Lynch was hired on August 1, 1998.

(2) Options granted under TigerQuote.com non-qualified stock option plan. TigerQuote.com is a wholly-owned subsidiary of the Company.

(3) Mr. Modica was hired on March 15, 2000; as part of Mr. Modica's employment agreement with the Company dated as of March 15, 2000, the Company granted to Mr. Modica 225,000 options to purchase the Common Stock at an exercise price of $1.00 with 75,000 of the options vesting on each anniversary of the agreement for three years.


                     Options/SAR Grants in Last Fiscal Year

                   Number of       % of Total
                   Securities        Options
                   Underlying        Granted
                   Options        to employees in   Exercise or       Expiration
Name               Granted         Fiscal Year       Base Price          Date
----               -------         -----------       ----------          ----


Bradley I. Meier   166,666(1)          82%             $0.60             2010

James M. Lynch      20,000(1)          10%             $0.60             2010

Thomas M. Modica     225,000          100%             $1.00             n/a

(1) Options granted under TigerQuote.com non-qualified stock option plan. TigerQuote.com is a wholly-owned subsidiary of the Company.


         Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values



                                                   Number of Securities           Number of Unexercised
                                                  Underlying Unexercised               In-the-Money
                                                        Options at                      Options at
                                                    December 31, 2000              December 31, 2000
                     Shares
                     Acquired on   Value
      Name           Exercise      Realized    Exercisable     Unexercisable    Exercisable    Unexercisable
      ----           --------      --------    -----------     -------------    -----------    -------------


Bradley I. Meier      --             --         166,666(1)          --              --              --

James M. Lynch        --             --          20,000(1)          --              --              --

Thomas M. Modica      --             --             --            225,000           --              --

(1) Options granted under TigerQuote.com non-qualified stock option plan. TigerQuote.com is a wholly-owned subsidiary of the Company.

EMPLOYMENT AGREEMENTS

     As of August 11, 1999, the Company entered into a four-year employment agreement with Bradley I. Meier, amending and restating the previous employment agreement of May 1, 1997 between the Company and Mr. Meier. Under the terms of the employment agreement, Mr. Meier will devote substantially all of his time to the Company and will be paid a base salary of $250,000 per year which shall be increased by 10% each year beginning with the first anniversary of the effective date. Additionally, pursuant to the employment agreement, and during each year thereof, Mr. Meier will be entitled to a bonus equal to 3% of pretax profits up to $5 million and 4% of pretax profits in excess of $5 million. The employment agreement with Mr. Meier contains non-competition and non-disclosure covenants. In addition, the agreement shall be extended automatically for one year at each anniversary of the date of the agreement up to the fourth year of the agreement, at the option of Mr. Meier. Under the terms of the employment agreement dated May 1, 1997, Mr. Meier was granted ten-year stock options to purchase 1,500,000 shares of Common Stock at $1.06 per share, of which 500,000 options vested immediately, 500,000 options vested after one year and the remaining options vested after two years.

     As of March 15, 2000, the Company and TigerQuote.com entered into an employment agreement with Thomas M. Modica. The initial term of the agreement ends on December 31, 2002. Under the terms of the employment agreement, Mr. Modica will devote substantially all of his time to the Company and will be paid a base salary of $125,000 per year during each of the first three years. The employment agreement with Mr. Modica contains non-competition and non-disclosure covenants. Under the terms of the employment agreement, Mr. Modica was granted stock options to purchase 225,000 shares of Common Stock at $1.00 per share, of which 75,000 options vested on March 15, 2001, 75,000 vest on March 15, 2002 and 75,000 vest on March 15, 2003.

                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

     The following sets forth the business experience of Executive Officers who are not also Directors of the Company, or nominees to become Director.

     James M. Lynch, age 47, is Vice President and Chief Financial Officer of the Company. Before joining the Company in August 1998, Mr. Lynch was Chief Financial Officer of Florida Administrators, Inc., an organization specializing in property and casualty insurance. Prior to working at Florida Administrators, Mr. Lynch held the position of Senior Vice President of Finance and Comptroller of Trust Group, Inc., which also specializes in property and casualty insurance.

Before his position at Trust Group,  Mr. Lynch was a Manager with the accounting
and    auditing    firm   of   Coopers   &   Lybrand,    which   later    became
PricewaterhouseCoopers LLC.

     Thomas M. Modica, age 41, is Chief Technology Officer and Chief E-Commerce Officer of the Company. Before joining the Company in March 2000, Mr. Modica was Director of Insurance Services at Clientsoft, where he executed strategic relationships with Allstate and Zurich/Farmers Insurance by providing legacy systems integration technology. Prior to working at Clientsoft, Mr. Modica was employed as the National Sales Director by Homecom, an application service provider that specializes in e-commerce solutions for the financial services industry.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     All underwriting, rating, policy issuance and administration functions are performed for UPCIC, a wholly-owned subsidiary of the Company, by Universal Property & Casualty Management, Inc. ("Universal Management") pursuant to a Management Agreement dated June 2, 1997 and Addenda thereto dated June 12, 1997 and June 1, 1998. Universal Management is a wholly-owned subsidiary of American European Group, Inc., a Delaware insurance holding company ("AEG"). Universal Management and AEG both employ UPCIC's Chief Executive Officer as a senior officer and director. During the years ended December 31, 2000 and 1999, UPCIC incurred administrative costs to Universal Management of $1,122,377 and $1,057,766, respectively. UPCIC and Universal Management have agreed to terminate the Management Agreement effective as of January, 2002 at which time services previously provided by Universal Management to UPCIC under the Management Agreement will be performed by UPCIC and unaffiliated third parties.

     On August 31, 1998 the Company loaned Norman M. Meier, a director of the Company, $250,000 in the form of a 10% promissory note due on or before March 1, 1999. The note was collateralized by publicly traded stock valued in excess of the note. The note and accrued interest were repaid in March 1999.

     As of December 31, 2000, corporate counsel held $290,000 in trust, for the benefit of the Company, which funds were placed in trust in connection with a dispute involving a Company director and an unrelated entity. These funds are included in the Company's assets as of December 31, 2000.

     Transactions between the Company and its affiliates are on terms no less favorable to the Company than can be obtained from third parties on an arms' length basis. Transactions between the Company and any of its executive officers or directors require the approval of a majority of disinterested directors.

                                  ANNUAL REPORT

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 ACCOMPANIES THIS PROXY STATEMENT. UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER, FREE OF CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB SHOULD BE DIRECTED TO JAMES M. LYNCH, UNIVERSAL INSURANCE HOLDINGS, INC., 2875 N.E. 191 STREET, SUITE 300, MIAMI, FLORIDA 33180.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Company's 2002 Annual Meeting of Shareholders must be received by the Company no later than June 29, 2002 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such meeting.

                                  OTHER MATTERS

     The Company knows of no business that will be presented for action at the meeting other than those matters referred to herein. If other matters do come before the meeting, the persons named as proxies will act and vote according to their best judgment on behalf of the shareholders they represent.


                                          By Order of the Board of Directors


                                          /s/ Irwin L. Kellner
                                          ----------------------------------
                                          Irwin L. Kellner
                                          Secretary

Dated: October 30, 2001

                                   Appendix A
                           Common Stock Form of Proxy


                                                  REVOCABLE PROXY FOR HOLDERS OF
                                                                    COMMON STOCK


                       UNIVERSAL INSURANCE HOLDINGS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints James M. Lynch, with full power of substitution, as the lawful proxy of the undersigned and hereby authorizes him to represent and to vote as designated below all shares of common stock of Universal Insurance Holdings, Inc. ("Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on November 19, 2001 at the executive offices of the Company, 2875 N.E. 191st Street, Suite 300, Miami, Florida 33180, and at any adjournment thereof. Holders of common stock are entitled to one vote per share.


1. Proposal:  Election of three directors for a term ending in 2002.  Nominees:
   Irwin L. Kellner, Reed J. Slogoff and Joel M. Wilentz.

        FOR  [  ]              WITHHELD  [  ]                   ABSTAIN [  ]
        (all nominees
        except as marked
        below)


        _______________________________________________________________________
        (Instruction:   To  withhold   authority  to  vote  for  any  individual
        nominee(s), write the name(s) of the nominee(s) on the line above.)

2. In their discretion on such other business as may properly come before the meeting or any adjournment thereof.


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE MATTERS LISTED ABOVE.

     Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

                                          Change of Address or     [  ]
                                          Comments Mark Here

                                          Please  sign your name  exactly as it
                                          appears   hereon.   When   signing  as
                                          attorney,   executor,   administrator,
                                          trustee or guardian,  please give full
                                          title  as  such.  If  a   corporation,
                                          please sign in full  corporate name by
                                          President    or    other    authorized
                                          officer.  If  a  partnership,   please
                                          sign    in    partnership    name   by
                                          authorized person.

Date: __________, 2000


                                          ______________________________________
                                          Signature of Shareholder


                                          ______________________________________
                                          Signature of Additional Shareholder(s)

                                   Appendix B
                     Series A Preferred Stock Form of Proxy


                                                  REVOCABLE PROXY FOR HOLDERS OF
                                                        SERIES A PREFERRED STOCK


                       UNIVERSAL INSURANCE HOLDINGS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints James M. Lynch, with full power of substitution, as the lawful proxy of the undersigned and hereby authorizes him to represent and to vote as designated below all shares of Series A preferred stock of Universal Insurance Holdings, Inc. ("Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on November 19, 2001 at the executive offices of the Company, 2875 N.E. 191st Street, Suite 300, Miami, Florida 33180, and at any adjournment thereof. Holders of Series A preferred stock are entitled to one vote per share.


1. Proposal:  Election of three directors for a term ending in 2002.  Nominees:
   Irwin L. Kellner, Reed J. Slogoff and Joel M. Wilentz.

        FOR  [  ]              WITHHELD  [  ]                   ABSTAIN [  ]
        (all nominees
        except as marked
        below)


        _______________________________________________________________________
        (Instruction:   To  withhold   authority  to  vote  for  any  individual
        nominee(s), write the name(s) of the nominee(s) on the line above.)

2. In their discretion on such other business as may properly come before the meeting or any adjournment thereof.


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE MATTERS LISTED ABOVE.

     Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

                                          Change of Address or     [  ]
                                          Comments Mark Here

                                          Please  sign your name  exactly as it
                                          appears   hereon.   When   signing  as
                                          attorney,   executor,   administrator,
                                          trustee or guardian,  please give full
                                          title  as  such.  If  a   corporation,
                                          please sign in full  corporate name by
                                          President    or    other    authorized
                                          officer.  If  a  partnership,   please
                                          sign    in    partnership    name   by
                                          authorized person.

Date: __________, 2000


                                          ______________________________________
                                          Signature of Shareholder


                                          ______________________________________
                                          Signature of Additional Shareholder(s)

                                   Appendix C
                     Series M Preferred Stock Form of Proxy


                                                  REVOCABLE PROXY FOR HOLDERS OF
                                                        SERIES M PREFERRED STOCK


                       UNIVERSAL INSURANCE HOLDINGS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints James M. Lynch, with full power of substitution, as the lawful proxy of the undersigned and hereby authorizes him to represent and to vote as designated below all shares of Series M preferred stock of Universal Insurance Holdings, Inc. ("Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on November 19, 2001 at the executive offices of the Company, 2875 N.E. 191st Street, Suite 300, Miami, Florida 33180, and at any adjournment thereof. Holders of Series M preferred stock are entitled to one vote per share.


1. Proposal:  Election of five  directors  for a term ending in 2002.  Nominees:
   Bradley I. Meier, Norman M. Meier, Irwin L. Kellner, Reed J. Slogoff and Joel
   M. Wilentz.

        FOR  [  ]             WITHHELD  [  ]              ABSTAIN [  ]
        (all nominees
        except as marked
        below)


   _____________________________________________________________________________
   (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

2. In their discretion on such other business as may properly come before the meeting or any adjournment thereof.


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE MATTERS LISTED ABOVE.

   Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

                                          Change of Address or     [  ]
                                          Comments Mark Here

                                          Please sign your name  exactly
                                          as it appears hereon.  When signing as
                                          attorney,   executor,   administrator,
                                          trustee or guardian,  please give full
                                          title  as  such.  If  a   corporation,
                                          please sign in full  corporate name by
                                          President    or    other    authorized
                                          officer.  If  a  partnership,   please
                                          sign    in    partnership    name   by
                                          authorized person.

Date: __________, 2000


                                          ______________________________________
                                          Signature of Shareholder


                                          ______________________________________
                                          Signature of Additional Shareholder(s)